SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): October 17, 1997



                       CNL AMERICAN PROPERTIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)



            Florida                      333-15411               59-3239115
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                          400 East South Street, Suite 500            32801
                                  Orlando, Florida                 (Zip Code)
                      (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 422-1574

Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              Status of the Offering

              On February 6, 1997, the Company commenced an offering (the "Offering") of up to 27,500,000 shares of common stock (the "Shares"). As of December 31, 1997, the Company had received subscription proceeds of $211,173,099 (21,117,310 Shares) including $1,872,648 (187,265 Shares) issued pursuant to the reinvestment plan, from 9,214 stockholders in connection with the Offering. The proceeds of the Offering will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

              Acquisition of Properties

              Between October 4, 1997 and December 31, 1997, the Company acquired 24 Properties, including 23 Properties consisting of land and building and one Property consisting of building only. These Properties are 13 Ground Round Properties (one in each of Allentown and Reading, Pennsylvania; Colerain and Parma, Ohio; Dubuque and Waterloo, Iowa; Janesville and Wauwatosa, Wisconsin; Gloucester and Ewing, New Jersey; Crystal, Minnesota; Kalamazoo, Michigan; and Nanuet, New York), three Jack in the Box Properties (one in each of Folsom and Los Angeles, California; and Florissant, Missouri), one On The Border Property (in San Antonio, Texas), one Wendy's Property (in Westlake Village, California), two Golden Corral Properties (one in each of Muskogee, Oklahoma; and Council Bluffs, Iowa) and four Chevy's Fresh Mex Properties (one in each of Beaverton and Lake Oswego, Oregon; Arapahoe, Colorado; and Greenbelt, Maryland).

       The Jack in the Box Properties in Folsom and Los Angeles, California, and Florissant, Missouri, were acquired from Affiliates of the Company. The Affiliates had purchased and temporarily held title to these Properties in order to facilitate their acquisition by the Company. The Properties were acquired by the Company for an aggregate purchase price of approximately $3,674,000, representing the cost of the Properties to the Affiliates (including carrying costs) due to the fact that the amounts were less than each Property's appraised value.

       In connection with the purchase of the 13 Ground Round Properties, the three Jack in the Box Properties, the one Wendy's Property, the two Golden Corral Properties and the four Chevy's Fresh Mex Properties, which are land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

       In connection with the On The Border Property in San Antonio, Texas, which is building only, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. In connection with the purchase of this Property, which is to be constructed, the Company has entered into development and indemnification and put agreements with the lessee. In connection with this acquisition, the Company has also entered into a tri-party agreement with the lessee and the owner of the land. The tri-party agreement provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease.

       The following table sets forth the location of the 24 Properties, including 23 Properties consisting of land and building and one Property consisting of building only, acquired by the Company, from October 4, 1997 through December 31, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                 From October 4, 1997 through December 31, 1997


                                                          Lease Expira-
Property Location and       Purchase         Date           tion and             Minimum                              Option To
Competition                 Price (1)      Acquired      Renewal Options     Annual Rent (2)       Percentage Rent    Purchase
---------------------     ------------     --------      ---------------     ---------------       ---------------    ---------
Jack in the Box (5)      $1,076,237       10/17/97      09/2015; four       $110,243 (6);          for each lease    at any time
(the "Florissant         (3)(6)                         five-year           increases by 8%        year, (i) 5% of   after the
Property")                                              renewal options     after the fifth lease  annual gross      seventh
Restaurant to be                                                            year and after every   sales minus       lease year
constructed                                                                 five years thereafter  (ii) the
                                                                            during the lease       minimum
The Florissant                                                              term                   annual rent for
Property is located on                                                                             such lease
the southern quadrant                                                                              year (7)
of Charbonier Road
and Howdershell
Road, in Florissant,
St. Louis County,
Missouri, in an area
of mixed retail,
commercial, and
residential
development.


                                      - 3 -


Jack in the Box (5)      $1,263,688       10/17/97      09/2015; four       $129,482 (6);          for each lease        None
(the "Folsom             (3)(6)                         five-year           increases by 8%        year, (i) 5% of
Property")                                              renewal options     after the fifth lease  annual gross
Restaurant to be                                                            year and after every   sales minus
constructed                                                                 five years thereafter  (ii) the
                                                                            during the lease       minimum
The Folsom Property                                                         term                   annual rent for
is located on the                                                                                  such lease
eastern quadrant of                                                                                year (7)
Blue  Ravine  Road
and East  Bidwell
Street,  in  Folsom,
Sacramento  County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family- style restaurants
located in proximity
to the Folsom Property
include an IHOP, an
Arby's, a Burger King,
a Boston Market, a
Manhattan Bagel, a Subway
Sandwich Shop, a Taco
Bell, a McDonald's, a
KFC, a Pizza Hut and
several local restaurants.


                                                          Lease Expira-
Property Location and     Purchase          Date           tion and            Minimum                               Option To
Competition               Price (1)       Acquired      Renewal Options     Annual Rent (2)        Percentage Rent   Purchase
---------------------     ---------       --------      ---------------     ---------------        ---------------   ---------
On The Border (8)        $292,767         10/17/97      10/2012; three      13.64% of Total        for each lease    at any time
(the "San Antonio        (excluding                     five-year           Cost (4); (9)          year, (i) 4% of   after the
Property")               development                    renewal options                            annual gross      tenth lease
Restaurant to be         costs) (3)                                                                sales minus       year
constructed                                                                                        (ii) the
                                                                                                   minimum
The San Antonio                                                                                    annual rent for
Property is located on                                                                             such lease
the east side of U.S.                                                                              year (7)
Highway 281, within
the Alamo Quarry
Market Shopping
Center, in San
Antonio, Bexar
County, Texas, in an
area of mixed retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the San Antonio
Property include a
Ruth's Chris
Steakhouse and
several local
restaurants.


                                                  - 5 -




Ground Round (10)        $1,220,761       10/20/97      10/2017; five             $125,128              (11)         at any time
(the "Allentown                                         five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The Allentown Property is
located on the north side
of   Grape   Street,   in
Allentown, Lehigh County,
Pennsylvania,  in an area
of     mixed      retail,
commercial,           and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the  Allentown   Property
include  a Pizza  Hut,  a
Lonestar  Steak House,  a
Red Lobster, a Chili's, a
KFC, an Olive  Garden,  a
Ponderosa  Steakhouse,  a
Friendly's,  a Wendy's, a
Perkins, a Burger King, a
Boston Market and several
local        restaurants.





                                                       Lease Expira-
Property Location and     Purchase         Date          tion and           Minimum                            Option To
Competition               Price (1)      Acquired     Renewal Options     Annual Rent (2)    Percentage Rent   Purchase
---------------------    ------------    --------     ---------------     ---------------    ---------------   ---------
Ground Round (10)        $772,727        10/20/97      10/2017; five        $79,205           (11)             at any time
(the "Colerain                                         five-year                                               after the
Property")                                             renewal options                                         seventh
Existing restaurant                                                                                            lease year

The Colerain  Property is
located on the north side
of  Springdale  Road,  in
Colerain,        Hamilton
County,  Ohio, in an area
of     mixed      retail,
commercial,           and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the   Colerain   Property
include a Red Lobster, an
Outback  Steak House,  an
Applebee's,    an   Olive
Garden,  a White  Castle,
an Arby's,  a McDonald's,
a  T.G.I.   Friday's  and
several             local
restaurants.


                                                      - 7 -




Ground Round (10)        $759,091         10/20/97      10/2017; five              $77,807              (11)         at any time
(the "Crystal                                           five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The  Crystal  Property is
located on the  northeast
corner  of Bass Lake Road
and  Jersey  Street,   in
Crystal, Hennepin County,
Minnesota,  in an area of
mixed retail, commercial,
and           residential
development.        Other
fast-food   and   family-
style restaurants located
in   proximity   to   the
Crystal  Property include
a  Dairy  Queen,  a  Taco
Bell,  a Subway  Sandwich
Shop,   a  KFC   and   an
Applebee's.



                                                          Lease Expira-
Property Location and       Purchase         Date           tion and            Minimum                              Option To
Competition                 Price (1)      Acquired      Renewal Options     Annual Rent (2)       Percentage Rent   Purchase
---------------------     ------------     --------      ---------------     ---------------       ---------------   ---------
Ground Round (10)         $1,422,727       10/20/97      10/2017; five        $145,830                   (11)        at any time
(the "Dubuque                                            five-year                                                   after the
Property")                                               renewal options                                             seventh
Existing restaurant                                                                                                  lease year

The  Dubuque  Property is
located  on the west side
of John F.  Kennedy  Road
and Cedar Cross Road,  in
Dubuque,  Dubuque County,
Iowa, in an area of mixed
retail,  commercial,  and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the   Dubuque    Property
include  a  Hardee's,  an
Olive  Garden,  a Wendy's
and     several     local
restaurants.


                                                           - 9 -




Ground Round (10)        $900,000         10/20/97      10/2017; five              $92,250              (11)         at any time
(the "Gloucester                                        five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The Gloucester
Property is located on
the southeast corner of
Blackwood-Clementon
Road and Dartmouth
Drive, in Gloucester,
Camden County, New
Jersey, in an area of
mixed retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Gloucester
Property include a
Friendly's, a Boston
Market, a Chili's, an
Olive Garden, a Red
Lobster, a Denny's, a
Burger King, a
McDonald's, a Taco
Bell, a Checkers and
several local
restaurants.



                                                       Lease Expira-
Property Location and      Purchase       Date           tion and            Minimum                            Option To
Competition                Price (1)    Acquired      Renewal Options     Annual Rent (2)     Percentage Rent   Purchase
---------------------    ------------   --------      ---------------     ---------------     ---------------   ---------
Ground Round (10)        $945,455       10/20/97      10/2017; five         $96,909            (11)             at any time
(the "Janesville                                      five-year                                                 after the
Property")                                            renewal options                                           seventh
Existing restaurant                                                                                             lease year

The  Janesville  Property
is    located    on   the
northwest    corner    of
Milton  Avenue  and Lodge
Street,   in  Janesville,
Rock  County,  Wisconsin,
in  an  area   of   mixed
retail,  commercial,  and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the  Janesville  Property
include an Applebee's,  a
Pizzeria  Uno, a Perkins,
a  Fazoli's  and  several
local restaurants.


                                                          - 11 -



Ground Round (10)        $945,455         10/20/97      10/2017; five              $96,909              (11)         at any time
(the "Kalamazoo                                         five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The Kalamazoo
Property is located on
Stadium Drive, east of
the intersection of
Seneca Road, in
Kalamazoo,
Kalamazoo County,
Michigan, in an area
of mixed retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Kalamazoo
Property include an
Olive Garden, an
Applebee's, a Chili's,
a McDonald's, a
Burger King and
several local
restaurants.




                                                          Lease Expira-
Property Location and       Purchase         Date           tion and                Minimum                            Option To
Competition                 Price (1)      Acquired      Renewal Options         Annual Rent (2)    Percentage Rent    Purchase
---------------------     ------------     --------      ---------------         ---------------    ---------------    ---------
Ground Round (10)         $1,118,182       10/20/97      10/2017; five              $114,614              (11)         at any time
(the "Parma                                              five-year                                                     after the
Property")                                               renewal options                                               seventh
Existing restaurant                                                                                                    lease year

The  Parma   Property  is
located on the south side
of Day  Drive,  in Parma,
Cuyahoga County, Ohio, in
an area of mixed  retail,
commercial,           and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the    Parma     Property
include an Outback  Steak
House, a Red Lobster,  an
Olive Garden,  an Arby's,
a  Denny's  and  a  local
restaurant.


                                                          - 13 -



Ground Round (10)        $1,439,551       10/20/97      10/2017; five             $147,554              (11)         at any time
(the "Reading                                           five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The Reading Property
is located on the west
side of Fifth Street
Highway at the
entrance to the
Fairgrounds Mall, in
Reading, Berks
County, Pennsylvania,
in an area of mixed
retail, commercial,
and residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Reading
Property include an
Arby's, a Pizza Hut, a
McDonald's, a Burger
King, a Bojangles, a
Taco Bell, a
Ponderosa Steakhouse,
a Boston Market, a
Subway Sandwich
Shop and several local
restaurants.






                                                          Lease Expira-
Property Location and       Purchase         Date           tion and            Minimum                              Option To
Competition                 Price (1)      Acquired     Renewal Options      Annual Rent (2)       Percentage Rent   Purchase
---------------------     ------------     --------     ---------------      ---------------       ---------------   ---------
Ground Round (10)        $1,036,364       10/20/97      10/2017; five            $106,227               (11)         at any time
(the "Waterloo                                          five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The Waterloo  Property is
located on the  southwest
corner of East San Marnan
Drive and Penneys Street,
in  Waterloo,  Black Hawk
County,  Iowa, in an area
of     mixed      retail,
commercial,           and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the   Waterloo   Property
include an Olive  Garden,
a Lonestar  Steak  House,
an  Applebee's,  a  Pizza
Hut, a Boston  Market,  a
Long  John  Silver's  and
several             local
restaurants.


                                                     - 15 -



Ground Round (10)        $1,354,545       10/20/97      10/2017; five             $138,841              (11)         at any time
(the "Wauwatosa                                         five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The Wauwatosa Property is
located on the  northwest
corner  of  Mayfair  Road
and Blue Mound  Road,  in
Wauwatosa,      Milwaukee
County,  Wisconsin, in an
area  of  mixed   retail,
commercial,           and
residential  development.
Other    fast-food    and
family- style restaurants
located in  proximity  to
the  Wauwatosa   Property
include  a  Chili's,   an
Applebee's,  a Taco Bell,
a Pizza  Hut and  several
local        restaurants.



                                                          Lease Expira-
Property Location and     Purchase          Date           tion and             Minimum                              Option To
Competition               Price (1)       Acquired      Renewal Options      Annual Rent (2)       Percentage Rent   Purchase
---------------------    -----------      --------      ---------------      ---------------       ---------------   ----------
Ground Round (10)        $1,000,000       11/18/97      11/2017; five             $102,500              (11)         at any time
(the "Ewing                                             five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The  Ewing   Property  is
located on the  northwest
quadrant      of      the
intersection   of   North
Olden      Avenue     and
Pennington    Road,    in
Ewing, Mercer County, New
Jersey,  in  an  area  of
mixed retail, commercial,
and           residential
development.        Other
fast-food   and   family-
style restaurants located
in proximity to the Ewing
Property     include    a
McDonald's,  an IHOP,  an
Applebee's,     a     TGI
Friday's,  a Taco Bell, a
Wendy's,  a Burger  King,
and a Boston Market.


                                                          - 17 -




Wendy's                  $811,350         11/18/97      11/2017; two        10.25% of Total        for each lease    at any time
(the "Westlake Village   (excluding                     five-year           Cost (4)               year, (i) 7% of   after the
Property")               development                    renewal options                            annual gross      seventh
Restaurant to be         costs ) (3)                                                               sales minus       lease year
constructed                                                                                        (ii) the
                                                                                                   minimum
The Westlake Village                                                                               annual rent for
Property is located on                                                                             such lease
the southeast quadrant                                                                             year
of Thousand Oaks
Boulevard and
Lindero Canyon Road,
in Westlake Village,
Los Angeles County,
California, in an area
of mixed retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Westlake
Village Property
include a McDonald's,
a KFC, and a local
restaurant.





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and             Minimum                              Option To
Competition                 Price (1)      Acquired      Renewal Options      Annual Rent (2)    Percentage Rent      Purchase
---------------------     ------------     --------      ---------------      ---------------    ---------------      ---------
Ground Round (10)        $927,273         12/02/97      12/2017; five              $95,045              (11)         at any time
(the "Nanuet                                            five-year                                                    after the
Property")                                              renewal options                                              seventh
Existing restaurant                                                                                                  lease year

The  Nanuet  Property  is
located on the  northwest
corner  of  Route 59 West
and   Dykes   Road,    in
Nanuet,  Rockland County,
New  York,  in an area of
mixed retail, commercial,
and           residential
development.        Other
fast-food   and   family-
style restaurants located
in   proximity   to   the
Nanuet Property include a
Ruby  Tuesday's,   a  Red
Lobster, a Pizza Hut, and
a local restaurant.


                                                          - 19 -




Golden Corral (12)       $384,530         12/03/97      06/2013; four       10.75% of Total        for each lease    during the
(the "Muskogee           (excluding                     five-year           Cost (4)               year, 5% of       first
Property")               development                    renewal options                            the amount by     through
Restaurant to be         costs) (3)                                                                which annual      seventh
constructed                                                                                        gross sales       lease years
                                                                                                   exceed            and the
The Muskogee                                                                                       $2,212,853 (7)    tenth
Property is located on                                                                                               through
the south side of West                                                                                               fifteenth
Shawnee Avenue, in                                                                                                   lease years
Muskogee, Muskogee                                                                                                   only
County,  Oklahoma,  in
an area of  mixed
retail,  commercial,
and  residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Muskogee Property
include an Applebee's,
a Red Lobster, a Burger
King, a Long John Silver's,
a Western Sizzlin, and
several local restaurants.



                                                          Lease Expira-
Property Location and       Purchase         Date           tion and            Minimum                              Option To
Competition                 Price (1)      Acquired      Renewal Options     Annual Rent (2)     Percentage Rent     Purchase
---------------------     ------------     --------      ---------------     ---------------     ---------------     ---------
Golden Corral (12)       $467,593         12/30/97      06/2013; four       10.75% of Total        for each lease    during the
(the "Council Bluffs     (excluding                     five-year           Cost (4)               year, 5% of       first
Property")               development                    renewal options                            the amount by     through
Restaurant to be         costs) (3)                                                                which annual      seventh
constructed                                                                                        gross sales       lease years
                                                                                                   exceed            and the
The Council Bluffs                                                                                 $2,713,081 (7)    tenth
Property is located on                                                                                               through
the northeast quadrant                                                                                               fifteenth
of Dial Drive and                                                                                                    lease years
32nd Avenue, in                                                                                                      only
Council Bluffs,
Pottawattamie  County,
Iowa,  in an  area  of
mixed  retail,
commercial,  and
residential  development.
Other fast-food and
family- style restaurants
located in proximity to
the Council  Bluffs
Property  include a
Cracker  Barrel,  a Red
Lobster, a Perkins,  a
Dairy Queen, a Burger
King, a Long John
Silver's,  a Taco
Bell, a McDonald's, a
Hardee's, and a Fazoli's.


                                                     - 21 -






Jack in the Box (5)      $1,333,345       12/30/97      04/2015; four       $136,668; increases    for each lease    at any time
(the "Los Angeles #2     (3)                            five-year           by 8% after the fifth  year, (i) 5% of   after the
Property")                                              renewal options     lease year and after   annual gross      seventh
Existing restaurant                                                         every five years       sales minus       lease year
                                                                            thereafter during the  (ii) the
The Los Angeles #2                                                          lease term             minimum
Property is located on                                                                             annual rent for
the southeast corner of                                                                            such lease
Crenshaw Boulevard                                                                                 year (7)
and Washington Boulevard,
in Los Angeles, Los
Angeles County,
California, in an
area of mixed retail,
commercial,  and
residential development.
Other fast-food and
family-  style
restaurants  located
in  proximity  to the
Los  Angeles #2 Property
include a Taco Bell,
a McDonald's, and
several local restaurants.





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and          Minimum                               Option To
Competition                 Price (1)      Acquired      Renewal Options    Annual Rent (2)      Percentage Rent    Purchase
---------------------     ------------     --------      ---------------    ---------------      ---------------    ----------
Chevy's Fresh Mex        $2,521,428       12/31/97      12/2012; two        $248,075; increases  for each lease     at any time
(13)                                                    five-year           by 10% after the     year, 5% of        during the
(the "Arapahoe                                          renewal options     fifth lease year and the amount by      lease term
Property")                                                                  after every five     which annual
Existing restaurant                                                         years thereafter     gross sales
                                                                            during the lease     exceed
The Arapahoe                                                                term                 $3,213,500
Property is located on
the south side of
Arapahoe Road, in
Arapahoe, Arapahoe
County, Colorado, in
an area of mixed
retail, commercial,
and residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Arapahoe
Property include a
Bennigan's, a
Wendy's, a Ruby
Tuesday's, an Arby's,
a McDonald's, a
Denny's, and several
local restaurants.


                                                               - 23 -




Chevy's Fresh Mex        $2,477,078       12/31/97      12/2012; two        $243,712; increases    for each lease    at any time
(13)                                                    five-year           by 10% after the       year, 5% of       during the
(the "Beaverton                                         renewal options     fifth lease year and   the amount by     lease term
Property")                                                                  after every five       which annual
Existing restaurant                                                         years thereafter       gross sales
                                                                            during the lease       exceed
The Beaverton                                                               term                   $2,548,750
Property is located on
the southeast quadrant
of the intersection of
Hall Boulevard and
Nimbus Avenue, in
Beaverton,
Washington County,
Oregon, in an area of
mixed retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Beaverton
Property include an
Arby's, and a local
restaurant.




                                                         Lease Expira-
Property Location and       Purchase         Date          tion and            Minimum                              Option To
Competition                 Price (1)      Acquired     Renewal Options     Annual Rent (2)       Percentage Rent   Purchase
---------------------     ------------     --------     ---------------     ---------------       ---------------   ----------
Chevy's Fresh Mex        $2,288,676       12/31/97      12/2012; two        $225,176; increases    for each lease    at any time
(13)                                                    five-year           by 10% after the       year, 5% of       during the
(the "Greenbelt                                         renewal options     fifth lease year and   the amount by     lease term
Property")                                                                  after every five       which annual
Existing restaurant                                                         years thereafter       gross sales
                                                                            during the lease       exceed
The Greenbelt                                                               term                   $2,722,250
Property is located on
the southeast quadrant
of the intersection of
Greenbelt Road and
the Baltimore
Washington Parkway,
in Greenbelt, Prince
Georges County, Maryland,
in an area of mixed retail,
commercial,  and
residential  development.
Other  fast-food and
family- style restaurants
located in proximity to
the Greenbelt Property include
a Denny's, a Wendy's, a T.G.I.
Friday's, and several local
restaurants.


                                                               - 25 -






Chevy's Fresh Mex        $2,334,198       12/31/97      12/2012; two        $229,654; increases    for each lease    at any time
(13)                                                    five-year           by 10% after the       year, 5% of       during the
(the "Lake Oswego                                       renewal options     fifth lease year and   the amount by     lease term
Property")                                                                  after every five       which annual
Existing restaurant                                                         years thereafter       gross sales
                                                                            during the lease       exceed
The Lake Oswego                                                             term                   $2,983,250
Property is located
between Interstate
Highway 5 and Bangy
Road, in Lake
Oswego, Clackamas
County, Oregon, in an
area of mixed retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity
to the Lake Oswego
Property include an
Applebee's, an Olive
Garden, and a Taco
Bell.


-----------------------------
FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

          Property                                Federal Tax Basis
          --------                                -----------------

          Florissant Property                           $   723,000
          Folsom Property                                   702,000
          San Antonio Property                            1,265,000
          Allentown Property                                882,000
          Colerain Property                                 533,000
          Crystal Property                                  188,000
          Dubuque Property                                  807,000
          Gloucester Property                               527,000
          Janesville Property                               547,000
          Kalamazoo Property                                710,000
          Parma Property                                    791,000
          Reading Property                                  790,000
          Waterloo Property                                 657,000
          Wauwatosa Property                                802,000
          Ewing Property                                    683,000
          Westlake Village Property                         759,000
          Nanuet Property                                   603,000
          Muskogee Property                                 853,000
          Council Bluffs Property                         1,059,000
          Los Angeles #2 Property                           585,000
          Arapahoe Property                               1,674,000
          Beaverton Property                              1,675,000
          Greenbelt Property                              1,470,000
          Lake Oswego Property                            1,500,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the San Antonio Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Westlake Village Property, minimum annual rent will become due and payable on the earlier of (i) 120 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Muskogee and Council Bluffs Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease,
         (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the San Antonio and Westlake Village Properties, as described above, the tenant shall pay monthly "interim rent" equal to a specified rate per annum (ranging from 10.25% to 11%) of the amount funded by the Company in connection with the purchase and construction of the Properties. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Muskogee and Council Bluffs Properties, as described above, interim rent equal to ten percent per annum of the amount funded by the Company in connection with the purchase and construction of the Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs.

(3) The development agreements for the Properties which are to be constructed, provides that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land, development costs, and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

         Property                              Estimated Maximum Cost           Estimated Final Completion Date
         --------                              ----------------------           -------------------------------
         Florissant Property                        $1,075,539                             March 16, 1998
         Folsom Property                             1,263,239                             March 4, 1998
         San Antonio Property                        1,260,879                             April 15, 1998
         Westlake Village Property                   1,488,479                             March 18, 1998
         Muskogee Property                           1,301,592                             June 1, 1998
         Council Bluffs Property                     1,580,790                             June 28, 1998
         Los Angeles #2 Property                     1,341,495                             Opened for business September 28, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) The lessee of the Florissant, Folsom and Los Angeles #2 Properties is the same unaffiliated lessee.

(6) The Company paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(8) The Company owns the building only for this Property. The Company does not own the underlying land; although, the Company entered into a tri-party agreement with the lessee and the landlord of the land in order to provide the Company with certain rights with respect to the land on which the building is located.

(9) Base rent shall increase after every five years during the lease term by the lesser of (i) 10% of the minimum base rent during the preceding year or (ii) 150% of the percentage change in the Consumer Price Index.

(10) The lessee of the Allentown, Colerain, Crystal, Dubuque, Gloucester, Janesville, Kalamazoo, Parma, Reading, Waterloo, Wauwatosa, Ewing and Nanuet Properties is the same unaffiliated lessee.

(11) For each lease year, percentage rent shall be calculated upon the amount by which gross sales exceed base sales as follows: 6% for an increase of 0% to 33.33% above base sales, 5.5% for an increase of 33.34% to 66.7% above base sales, and 5% for an increase of 66.8% to 100% above base sales. For increases in gross sales in excess of 100%, percentage rent shall decrease by .5% for every additional 33.33% increase above base sales. Base sales are as follows:

         Property                                   Base Sales
         --------                                   ----------

         Allentown Property                         $2,085,487
         Colerain Property                           1,320,076
         Crystal Property                            1,296,780
         Dubuque property                            2,430,493
         Gloucester Property                         1,537,500
         Janesville Property                         1,615,152
         Kalamazoo Property                          1,615,152
         Parma Property                              1,910,355
         Reading Property                            2,459,233
         Waterloo Property                           1,770,455
         Wauwatosa Property                          2,314,015
         Ewing Property                              1,708,333
         Nanuet Property                             1,583,777

(12) The lessee of the Muskogee and Council Bluffs Properties is the same unaffiliated lessee.

(13) The lessee of the Arapahoe, Beaverton, Greenbelt and Lake Oswego Properties is the same unaffiliated lessee.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                         BEFORE DIVIDENDS PAID DEDUCTION
                       CNL AMERICAN PROPERTIES FUND, INC.
                    PROPERTIES ACQUIRED FROM OCTOBER 4, 1997
                            THROUGH DECEMBER 31, 1997
                For the Year Ended December 31, 1996 (Unaudited)


         The following schedule presents unaudited estimated taxable operating results before dividends paid deduction of each Property acquired by the Company from October 4, 1997 through December 31, 1997. The statement presents unaudited estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on January 1, 1996 through December 31, 1996. The schedule should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.


                                        Jack in the Box         Jack in the Box     On The Border        Ground Round
                                       Florissant, MO (6)        Folsom, CA (6)    San Antonio, TX      Allentown, PA (7)
                                       ------------------       ---------------    ---------------      -----------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                              (5)                       (5)                 (5)                $125,128

Asset Management Fees (2)                  (5)                       (5)                 (5)                  (7,322)

General and Administrative
  Expenses (3)                             (5)                       (5)                 (5)                  (7,758)
                                                                                                            --------

Estimated Cash Available from
  Operations                               (5)                       (5)                 (5)                 110,048

Depreciation and Amortization
  Expense (4)                              (5)                       (5)                 (5)                 (22,607)
                                                                                                            --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                           (5)                       (5)                 (5)                $ 87,441
                                                                                                            ========







                                                            See Footnotes




                                         Ground Round         Ground Round            Ground Round              Ground Round
                                       Colerain, OH (7)      Crystal, MN (7)         Dubuque, IA (7)         Gloucester, NJ(7)
                                      -----------------      ---------------         ---------------         -----------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                            $ 79,205                $ 77,807                $145,830                  $ 92,250

Asset Management Fees (2)                  (4,633)                 (4,552)                 (8,533)                   (5,397)

General and Administrative
  Expenses (3)                             (4,911)                 (4,824)                 (9,041)                   (5,720)
                                         --------                --------                --------                  --------

Estimated Cash Available from
  Operations                               69,661                  68,431                 128,256                    81,133

Depreciation and Amortization
  Expense (4)                             (13,658)                 (4,824)                 (20,701)                 (13,511)
                                         --------                --------                 --------                 --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                         $ 56,003                $ 63,607                $107,555                  $ 67,622
                                         ========                ========                ========                  ========




                                                            See Footnotes



                                            Ground Round              Ground Round         Ground Round          Ground Round
                                         Janesville, WI (7)        Kalamazoo, MI (7)       Parma, OH(7)         Reading, PA(7)
                                         ------------------        -----------------       ------------         --------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                             $ 96,909                   $ 96,909               $114,614              $147,554

Asset Management Fees (2)                   (5,670)                    (5,670)                (6,706)               (8,634)

General and Administrative
  Expenses (3)                              (6,008)                    (6,008)                (7,106)               (9,148)
                                          --------                   --------               --------              --------

Estimated Cash Available from
  Operations                                85,231                     85,231                100,802               129,772

Depreciation and Amortization
  Expense (4)                              (14,015)                   (18,201)               (20,290)              (20,254)
                                          --------                   --------               --------              --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                          $ 71,216                   $ 67,030               $ 80,512              $109,518
                                          ========                   ========               ========              ========



                                                            See Footnotes



                                         Ground Round         Ground Round             Ground Round             Wendy's
                                       Waterloo, IA (7)     Wauwatosa, WI (7)          Ewing, NJ (7)      Westlake Village, CA
                                       ----------------     -----------------          -------------      --------------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                             $106,227              $138,841                  $102,500                 (5)

Asset Management Fees (2)                  (6,215)                (8,124)                   (5,997)                (5)

General and Administrative
  Expenses (3)                             (6,586)                (8,608)                   (6,355)                (5)
                                         --------               --------                  --------

Estimated Cash Available from
  Operations                               93,426                122,109                    90,148                 (5)

Depreciation and Amortization
  Expense (4)                             (16,846)               (20,557)                  (17,518)                (5)
                                         --------               --------                  --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                         $ 76,580               $101,552                  $ 72,630                 (5)
                                         ========               ========                  ========



                                                            See Footnotes



                                       Ground Round         Golden Corral             Golden Corral             Jack in the Box
                                      Nanuet, NY (7)      Muskogee, OK (8)       Council Bluffs, IA (8)     Los Angeles #2, CA (6)
                                      --------------      ----------------       ----------------------     ----------------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                          $ 95,045                 (5)                       (5)                          (5)

Asset Management Fees (2)                (5,561)                (5)                       (5)                          (5)

General and Administrative
  Expenses (3)                           (5,893)                (5)                       (5)                          (5)
                                       --------

Estimated Cash Available from
  Operations                             83,591                 (5)                       (5)                          (5)

Depreciation and Amortization
  Expense (4)                           (15,455)                (5)                       (5)                          (5)
                                       --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                       $ 68,136                 (5)                       (5)                          (5)
                                       ========



                                                            See Footnotes


                                         Chevy's Fresh Mex      Chevy's Fresh Mex      Chevy's Fresh Mex      Chevy's Fresh Mex
                                          Arapahoe, CO (9)      Beaverton, OR (9)      Greenbelt, MD (9)     Lake Oswego, OR (9)
                                         -----------------      -----------------      -----------------     -------------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                               $248,075                $243,712                $225,176                $229,654

Asset Management Fees (2)                    (15,129)                (14,862)                (13,732)                (14,005)

General and Administrative
  Expenses (3)                               (15,381)                (15,110)                (13,961)                (14,239)
                                            --------                --------                --------                --------

Estimated Cash Available from
  Operations                                 217,565                 213,740                 197,483                 201,410

Depreciation and Amortization
  Expense (4)                                (42,922)                (42,955)                (37,682)                (38,458)
                                            --------                --------                --------                --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                            $174,643                $170,785                $159,801                $162,952
                                            ========                ========                ========                ========




                                                            See Footnotes

                                                             Total
                                                            -------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Base Rent (1)                                              $2,365,436

Asset Management Fees (2)                                    (140,742)

General and Administrative
  Expenses (3)                                               (146,657)
                                                            ---------

Estimated Cash Available from
  Operations                                                2,078,037

Depreciation and Amortization
  Expense (4)                                               (380,454)
  -----------                                               ---------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                                           $1,697,583
                                                           ==========



--------------------
FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(5) The Property is either under construction or was under construction during, or subsequent to, the period presented, and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

         Property                       Estimated Final Completion Date
         --------                       -------------------------------

         Florissant Property            March 16, 1998
         Folsom Property                March 4, 1998
         San Antonio Property           April 15, 1998
         Westlake Village Property      March 18, 1998
         Muskogee Property              June 1, 1998
         Council Bluffs Property        June 28, 1998
         Los Angeles #2 Property        Opened for business September 28, 1997

(6) The lessee of the Florissant, Folsom and Los Angeles #2 Properties is the same unaffiliated lessee.

(7) The lessee of the Allentown, Colerain, Crystal, Dubuque, Gloucester, Janesville, Kalamazoo, Parma, Reading, Waterloo, Wauwatosa, Ewing and Nanuet Properties is the same unaffiliated lessee.

(8) The lessee of the Muskogee and Council Bluffs Properties is the same unaffiliated lessee.

(9) The lessee of the Arapahoe, Beaverton, Greenbelt and Lake Oswego Properties is the same unaffiliated lessee.

Item 3.  Bankruptcy or Receivership.

                           Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                           Not applicable.

Item 5.  Other Events.

                           Not applicable.

Item 6.  Resignation of Registrant's Directors.

                           Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                          INDEX TO FINANCIAL STATEMENTS


                                                                                                        Page

Pro Forma Consolidated Financial Information (unaudited):
   Pro Forma Consolidated Balance Sheet as of September 30, 1997                                        23

   Pro Forma Consolidated Statement of Earnings for the nine months ended September 30, 1997            24

   Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1996                    25

   Notes to Pro Forma Consolidated Financial Statements for the nine months ended
       September 30, 1997 and the year ended December 31, 1996                                          26

                                                      - 39 -

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through September 30, 1997, including the receipt of $288,474,843 in gross offering proceeds from the sale of 28,847,485 shares of common stock and the application of such proceeds to purchase 212 properties (including 154 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, 13 properties which consist of building only and 44 properties which consist of land only), 16 of which were under construction at September 30, 1997, to provide mortgage financing to the lessees of the 44 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $73,290,021 in gross offering proceeds from the sale of 7,329,002 additional shares of common stock during the period October 1, 1997 through December 31, 1997, (iii) the application of such funds to purchase 32 additional properties acquired during the period October 1, 1997 through December 31, 1997 (seven properties which consist of building only and 25 properties which consist of land and building, including seven of which are under construction), to pay additional costs for the 16 properties under construction at September 30, 1997, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of September 30, 1997,
includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii), and (iii) above, as if they had occurred on September 30, 1997.

         The Pro Forma Consolidated Statements of Earnings for the nine months ended September 30, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for eight of the properties that were acquired by the Company during the period January 1, 1996 through December 31, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through December 31, 1997, due to the fact that these properties did not have a previous rental history.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                                        CNL AMERICAN PROPERTIES FUND, INC.
                                                  AND SUBSIDIARY
                                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                SEPTEMBER 30, 1997


                                                                 Pro Forma
            ASSETS                        Historical            Adjustments           Pro Forma
                                          ----------            -----------           ---------
Land and buildings on operating
  leases, less accumulated
  depreciation                           $170,249,188          $ 37,074,307 (a)      $207,323,494
Net investment in direct
  financing leases (b)                     39,344,776             9,818,586 (a)        49,163,362
Cash and cash equivalents                  41,324,755             6,432,770 (a)        47,757,525
Restricted cash                            16,014,345                                  16,014,345
Receivables, less allowance for
  doubtful accounts                           736,931                                     736,931
Mortgage notes receivable                  17,657,131                                  17,657,131
Organization costs, less
  accumulated amortization                     10,682                                      10,682
Loan costs, less accumulated
  amortization                                 46,214                                      46,214
Accrued rental income                       1,320,957                                   1,320,957
Other assets                                1,446,066               913,666 (a)         2,359,733
                                         ------------          ------------          ------------

                                         $288,151,045         $ 54,239,329           $342,390,374
                                         ============         ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                           $ 17,990,638                                $ 17,990,638
  Accrued interest payable                     28,456                                      28,456
  Accrued construction costs
    payable                                11,080,621          $(11,080,621)(a)                -
  Accounts payable and other
    accrued expenses                          139,471                                     139,471
  Due to related parties                    1,148,881                                   1,148,881
  Rents paid in advance                       700,171                                     700,171
  Deferred rental income                    1,167,099                91,831 (a)         1,258,930
  Other payables                                6,058                                       6,058
                                         ------------         ------------            -----------
      Total liabilities                    32,261,395          (10,988,790)            21,272,605
                                         ------------         ------------            -----------

Minority interest                             286,372                                     286,372
                                         ------------         ------------           ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                               -                                           -
  Excess shares, $0.01 par value per
    share.  Authorized and unissued
    78,000,000 shares                              -                                           -
  Common stock, $0.01 par value per
    share.  Authorized 75,000,000
    shares; issued and outstanding
    28,867,485 shares; issued and
    outstanding, as adjusted,
    36,196,487 shares                         288,675                73,290 (a)           361,965
  Capital in excess of par value          257,416,712            65,154,829 (a)       322,571,541
  Accumulated distributions in
    excess of net earnings                 (2,102,109)                                 (2,102,109)

                                          255,603,278           65,228,119            320,831,397
                                         ------------         ------------           ------------

                                         $288,151,045         $ 54,239,329           $342,390,374
                                         ============         ============           ============


           See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                                                   Pro Forma
                                                             Historical           Adjustments          Pro Forma
                                                             ----------           -----------          ---------
Revenues:
  Rental income from
    operating leases                                         $7,826,671          $    15,697 (1)       $7,842,368
  Earned income from
    direct financing leases (2)                               1,809,955                                 1,809,955
  Interest income from
    mortgage notes receivable                                 1,252,326                                 1,252,326
  Other interest and income                                   1,363,498               (9,063)(3)        1,354,435
                                                             ----------           ----------           ----------
                                                             12,252,450                6,634           12,259,084
                                                             ----------           ----------           ----------

Expenses:
  General operating and
    administrative                                              664,585                                   664,585
  Professional services                                          53,334                                    53,334
  Asset and mortgage management
    fees to related party                                       493,921                  873 (4)          494,794
  State and other taxes                                         173,604                                   173,604
  Depreciation and amortization                               1,105,611                3,456 (6)        1,109,067
                                                             ----------           ----------           ----------
                                                              2,491,055                4,329            2,495,384
                                                             ----------           ----------           ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                                  9,761,395                2,305            9,763,700

Minority Interest in Income of
  Consolidated Joint Venture                                    (23,586)                                  (23,586)
                                                              ---------           ----------            ---------

Net Earnings                                                 $9,737,809           $    2,305           $9,740,114
                                                             ==========           ==========           ==========

Earnings Per Share of
  Common Stock (7)                                           $     0.48                                $     0.48
                                                             ==========                                ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                                            20,368,867                                20,368,867
                                                             ==========                                ==========




           See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1996


                                                                                  Pro Forma
                                                             Historical           Adjustments          Pro Forma
                                                             ----------           -----------          ---------
Revenues:
  Rental income from
    operating leases                                         $3,717,886           $   62,167 (1)       $3,780,053
  Earned income from
    direct financing leases (2)                                 625,492               34,282 (1)          659,774
  Contingent rental income                                       13,920                                    13,920
  Interest income from
    mortgage notes receivable                                 1,069,349                                 1,069,349
  Other interest and income                                     780,037              (24,826)(3)          755,211
                                                             ----------           ----------           ----------
                                                              6,206,684               71,623            6,278,307
                                                             ----------           ----------           ----------

Expenses:
  General operating and
    administrative                                              542,564                                   542,564
  Professional services                                          58,976                                    58,976
  Asset and mortgage management
    fees to related party                                       251,200                5,435 (4)          256,635
  State and other taxes                                          56,184                1,218 (5)           57,402
  Depreciation and amortization                                 521,871                6,852 (6)          528,723
                                                             ----------           ----------           ----------
                                                              1,430,795               13,505            1,444,300
                                                             ----------           ----------           ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                                  4,775,889              58,118             4,834,007

Minority Interest in Income of
  Consolidated Joint Venture                                    (29,927)                                  (29,927)
                                                             ----------          ----------            ----------

Net Earnings                                                 $4,745,962          $   58,118            $4,804,080
                                                             ==========          ==========            ==========

Earnings Per Share of
  Common Stock (7)                                           $     0.59                                $     0.60
                                                             ==========                                ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                                             8,071,670                                 8,071,670
                                                             ==========                                ==========







           See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                        THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $73,290,021 from the issuance of 7,329,002 shares of common stock during the period October 1, 1997 through December 31, 1997 and the receipt of $91,831 of rental income during construction (capitalized as deferred rental income) used (i) to acquire 32 properties for $38,590,558 of which seven properties consist of building only and 25 properties consist of land and building, (ii) to fund estimated construction costs of $16,998,571 ($11,080,621 of which was accrued as construction costs payable at September 30, 1997) relating to 16 wholly owned properties under construction at September 30, 1997, (iii) to pay acquisition fees of $3,298,051 ($2,384,385 of which was allocated to properties and $913,666 of which was classified as other assets and will be allocated to future properties) and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $8,061,902, which have been netted against capital in excess of par value, leaving $6,432,770 in cash and cash equivalents available for future investment.

         The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                                              Estimated purchase
                                                               price (including
                                                               construction and
                                                                closing costs)     Acquisition fees
                                                                and additional       allocated to
                                                              construction costs       property            Total
                                                              ------------------       --------            -----

         Black-eyed Pea in Albuquerque, NM (#1)                     667,290               35,748            703,038
         Black-eyed Pea in Albuquerque, NM (#2)                     666,355               35,698            702,053
         Black-eyed Pea in Dallas, TX                               660,748               35,397            696,145
         Black-eyed Pea in Forestville, MD                          643,925               34,496            678,421
         Black-eyed Pea in Houston, TX                              648,599               34,745            683,344
         Black-eyed Pea in Waco, TX                                 661,682               35,447            697,129
         Black-eyed Pea in Wichita, KS                              660,748               35,397            696,145
         Golden Corral in Olathe, KS                              1,557,340               83,429          1,640,769
         Jack in the Box in Florissant, MO                        1,078,237               57,763          1,136,000
         Jack in the Box in Folsom, CA                            1,266,379               67,842          1,334,221
         On the Border in San Antonio, TX                         1,200,597               64,318          1,264,915
         Ground Round in Allentown, PA                            1,220,261               65,372          1,285,633
         Ground Round in Colerain, OH                               772,227               41,369            813,596
         Ground Round in Crystal, MN                                758,591               40,638            799,229
         Ground Round in Dubuque, IA                              1,422,227               76,191          1,498,418
         Ground Round in Gloucester, NJ                             899,500               48,187            947,687
         Ground Round in Janesville, WI                             944,955               50,623            995,578
         Ground Round in Kalamazoo, MI                              944,955               50,623            995,578
         Ground Round in Parma, OH                                1,117,682               59,875          1,177,557
         Ground Round in Reading, PA                              1,439,051               77,092          1,516,143
         Ground Round in Waterloo, IA                             1,035,864               55,493          1,091,357
         Ground Round in Wauwatosa, WI                            1,354,044               72,539          1,426,583
         Ground Round in Ewing, NJ                                  999,500               53,544          1,053,044
         Wendy's in Westlake Village, CA                          1,439,389               77,110          1,516,499
         Ground Round in Nanuet, NY                                 926,773               49,649            976,422
         Ground Round in Muskogee, OK                             1,180,463               63,239          1,243,702
         Golden Corral in Council Bluffs, IA                      1,460,301               78,230          1,538,531
         Jack in the Box in Los Angeles, CA                       1,341,495               71,866          1,413,361
         Chevy's Fresh Mex in Arapahoe, CO                        2,521,428              135,077          2,656,505
         Chevy's Fresh Mex in Beaverton, OR                       2,477,078              132,701          2,609,779
         Chevy's Fresh Mex in Greenbelt, MD                       2,288,676              122,608          2,411,284
         Chevy's Fresh Mex in Lake Oswego, OR                     2,334,198              125,046          2,459,244
         16 wholly owned properties under
           construction at September 30, 1997                     5,917,950              317,033          6,234,983
                                                                -----------          -----------        -----------

                                                                $44,508,508          $ 2,384,385        $46,892,893
                                                                ===========          ===========        ===========

         Adjustment classified as follows:
              Land and buildings on operating leases                                                    $37,074,307
              Net investment in direct financing leases                                                   9,818,586
              -----------------------------------------                                                 -----------

                                                                                                        $46,892,893
                                                                                                        ===========

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                        THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Balance Sheet - Continued:

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for eight of the properties acquired during the period January 1, 1996 through December 31, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the eight Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.
                                                             Date Pro Forma
                                         Date Placed         Property Became
                                         in Service          Operational as
                                       By the Company        Rental Property
                                       --------------        ---------------

         Mr. Fable's in Grand
           Rapids, MI                    March 1996           January 1996
         Denny's in McKinney, TX          June 1996           January 1996
         Boston Market in Merced, CA    October 1996            July 1996
         Boston Market in
           St. Joseph, MO               December 1996           June 1996
         Burger King in Kent, OH        February 1997         December 1996
         Golden Corral in
           Hopkinsville, KY           February 19, 1997     February 18, 1997
         Jack in the Box in
           Folsom, CA                   October 1997         September 1997
         Jack in the Box in
           Los Angeles, CA              December 1997        September 1997

         In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                        THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Statement of Earnings - Continued:
---------------------------------------------------------

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1997 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the nine months ended September 30, 1997 and the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of
         (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $873,000 and $3,509,000 for the Pro Forma Properties for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the nine months ended September 30, 1997 and the year ended December 31, 1996.

Item 8.  Change in Fiscal Year.

                           Not applicable.

                                    EXHIBITS

                                      None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            CNL AMERICAN PROPERTIES FUND, INC.


Dated:  January 15, 1998                    By: /s/ Robert A. Bourne
                                                ---------------------------
                                                ROBERT A. BOURNE, President